UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2005
Commission file number 1-14998
Atlas Pipeline Partners, L.P.
(Exact name of registrant as specified in its chapter)

Delaware	23-3011077
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

311 Rouser Road
Moon township, PA	15108
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 412-262-2830
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (27 CFR 240.13e-4©)

Item 2.02	Results of Operations and Financial Condition.
On August 1, 2005, Atlas Pipeline Partners, L.P. issued an earnings release announcing its financial results for the second quarter ended June 30, 2005. A copy of the earnings release is included as Exhibit 99.1 and is incorporation herein by reference. On August 2, 2005, management of Atlas Pipeline Partners, LP held a conference call with investors. A copy of this transcript is included as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press Release dated August 1, 2005
	99.2	Transcript of Earnings Conference call with investors on August 2, 2005
SIGNATURES
Pursuant to the requirements the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

August 3, 2005	By:	/s/ Matthew A. Jones
Matthew A. Jones
Its Chief Financial Officer